Exhibit 99.1

REVISED
4Q10
Earnings
Release Kit

February 14, 2011

Dominion Resources, Inc.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Table of Contents

IMPORTANT NOTES TO INVESTORS	3

EARNINGS REPORT AND ACCOMPANYING SCHEDULES	5

EARNINGS REPORT	5
SCHEDULE 1 - SEGMENT OPERATING EARNINGS	8
SCHEDULE 2 - RECONCILIATION OF 2010 OPERATING EARNINGS TO REPORTED EARNINGS	9
SCHEDULE 3 - RECONCILIATION OF 2009 OPERATING EARNINGS TO REPORTED EARNINGS	10
SCHEDULE 4 - RECONCILIATION OF 2010 EARNINGS TO 2009	11

FINANCIALS	12

CONSOLIDATED FINANCIAL STATEMENTS (GAAP)	12
SEGMENT OPERATING EARNINGS RESULTS	15
OPERATING STATISTICS	21
SCHEDULE OF LONG-TERM DEBT	24
SCHEDULE OF DEBT MATURITY	25
SCHEDULE OF CHANGE IN CAPITALIZATION	26

FORECAST AND OUTLOOK	27

RECONCILIATION OF OPERATING EARNINGS GUIDANCE	27
2010	27
4Q10	28
Dominion Generation – Non-Contracted Plants EBITDA	29

HEDGING	30

GAAP RECONCILIATION	31

RECONCILIATION OF 2010 CONSOLIDATED OPERATING EARNINGS TO REPORTED EARNINGS	31
RECONCILIATION OF 2009 CONSOLIDATED OPERATING EARNINGS TO REPORTED EARNINGS	32
RECONCILIATION OF 2010 CORPORATE AND OTHER OPERATING EARNINGS TO REPORTED EARNINGS	33
RECONCILIATION OF 2009 CORPORATE AND OTHER OPERATING EARNINGS TO REPORTED EARNINGS	34
RECONCILIATION OF 2009 OPERATING EARNINGS TO REPORTED EARNINGS	35
RECONCILIATION OF 2010 OPERATING EARNINGS TO REPORTED EARNINGS	36
RECONCILIATION OF 4Q09 OPERATING EARNINGS TO REPORTED EARNINGS	37
RECONCILIATION OF 4Q10 OPERATING EARNINGS TO REPORTED EARNINGS	38
2010 AND 2011 EARNINGS EXPECTATIONS	39

APPENDIX	40

2010 WEATHER VARIANCE	40
SUPPLEMENTAL TREASURY INFORMATION	41
Dominion Liquidity Position	41
LIST OF REVISED SCHEDULES	42

February 14, 2011	2

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Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Important Notes to Investors

This kit contains certain forward-looking statements, including forecasted operating earnings for first-quarter and full-year 2011 which are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations may include factors that are beyond the company’s ability to control or estimate precisely, fluctuations in energy-related commodity prices, the timing of the closing dates of acquisitions or divestitures, estimates of future market conditions, access to and costs of capital, fluctuations in the value of our pension assets and assets held in our decommissioning trusts, the timing and receipt of regulatory approvals necessary for planned projects, acquisitions and divestitures, and the ability to complete planned construction or expansion projects as scheduled. Other factors include, but are not limited to, weather conditions, including the effects of hurricanes and major storms on operations, the behavior of other market participants, state and federal legislative and regulatory developments and changes to environmental and other laws and regulations, including those related to climate change, greenhouse gases and other emissions to which we are subject, economic conditions in the company’s service area, risks of operating businesses in regulated industries that are subject to changing regulatory structures, changes to regulated gas and electric rates collected by Dominion, changes to rating agency requirements and ratings, changing financial accounting standards, counter-party credit risks, risks related to energy trading and marketing, adverse outcomes in litigation matters, and other uncertainties. Other risk factors are detailed from time to time in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.

Certain information provided in this Release Kit includes financial measures that are not required by, or presented in accordance with generally accepted accounting principles (GAAP), including operating earnings before interest and taxes (EBIT) and operating earnings before interest, taxes, depreciation and amortization (EBITDA). These non-GAAP financial measures should not be considered as alternatives to GAAP measures, such as net income, operating income, or earnings per share, and may be calculated differently from, and therefore may not be comparable to, similarly titled measures used at other companies. Dominion has included reconciliations to the most directly comparable financial measures it is able to calculate and report in accordance with GAAP.

The consolidated financial data and statistics in this REVISED 4Q10 Earnings Release Kit and its individual components reflect the financial position and operating results of Dominion and its primary operating segments through December 31, 2010. Independent auditors have not audited any of the financial and operating statements. Projections or forecasts shown in this document are based on the assumptions listed in this document and are subject to change at any time. Dominion undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made.

This REVISED 4Q10 Earnings Release Kit has been prepared primarily for security analysts and investors in the hope that it will serve as a convenient and useful reference document. The format of this release kit may change in the future as we continue to try to meet the needs of security analysts and investors. This release kit is not intended for use in connection with any sale, offer to sell, or solicitation of any offer to buy securities.

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Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Please continue to check our website regularly at www.dom.com/investors for the most recent updates.

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DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Earnings Report and Accompanying Schedules

Earnings Report

SUMMARY OF DOMINION’S REVISED 2010 EARNINGS AND 2011 GUIDANCE

As of February 14, 2011, Dominion’s unaudited reported earnings determined in accordance with Generally Accepted Accounting Principles (GAAP) for the 12 months ended Dec. 31, 2010, of $2.81 billion ($4.76 per share), compared with reported earnings of $1.29 billion ($2.17 per share) for the same period in 2009.

Operating earnings for the 12 months ended Dec. 31, 2010, amounted to $1.97 billion ($3.34 per share), compared to operating earnings of $1.94 billion ($3.27 per share) for the same period in 2009. Operating earnings are defined as reported (GAAP) earnings adjusted for certain items.

Dominion uses operating earnings as the primary performance measurement of its earnings guidance and results for public communications with analysts and investors. Dominion also uses operating earnings internally for budgeting, for reporting to the board of directors, for the company’s incentive compensation plans and for its targeted dividend payouts and other purposes. Dominion management believes operating earnings provide a more meaningful representation of the company’s fundamental earnings power.

Business segment results and detailed descriptions of items included in 2010 and 2009 reported earnings but excluded from operating earnings can be found on Schedules 1, 2 and 3 of this release kit.

Full-year 2010 operating earnings compared to 2009

The increase in full-year 2010 operating earnings per share as compared to full-year 2009 operating earnings per share is primarily attributable to favorable weather, share accretion, higher rate adjustment clause revenues and lower outage costs. Partially offsetting these positives were the absence of earnings from the company’s E&P operations, higher income taxes and lower merchant generation margins.

Fourth-quarter 2010 operating earnings compared to 2009

Fourth-quarter 2010 operating earnings per share were equivalent to fourth-quarter 2009 operating earnings per share. Positive drivers for the quarter were favorable weather in the regulated electric service territory, higher rate adjustment clause revenue

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DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

and lower outage costs. Offsetting these positives were the absence of earnings from the company’s E&P operations, a higher effective income tax rate and lower contributions from producer services.

Complete details of fourth-quarter 2010 and full-year operating earnings as compared to fourth-quarter and full-year 2009 can be found on Schedule 4 of this release.

First-quarter 2011 operating earnings guidance

Dominion expects first-quarter 2011 operating earnings in the range of 85 cents per share to 95 cents per share as compared to first-quarter 2010 operating earnings of 96 cents per share. Positive factors for the first quarter of 2011 compared to the same period of the prior year include higher rate adjustment clause revenue, lower outage costs, lower storm damage and restoration costs and fewer shares outstanding. Negative factors for the quarter include a return to normal weather, lower merchant generation margins, the absence of earnings from the company’s E&P operations and higher interest expense. GAAP earnings for the first quarter of 2010 were 29 cents per share.

Full-year 2011 operating earnings guidance

Dominion is affirming its 2011 operating earnings guidance in the range of $3.00 to $3.30 per share. Incorporated in this guidance is the impact of the bonus depreciation provisions of the recent tax bills enacted by Congress that are expected to generate significant cash tax savings to Dominion through 2013. The company plans to use a portion of this cash benefit to repurchase $400 million to $700 million of equity in 2011, thereby offsetting the expected negative impact to earnings per share caused by the resulting loss of certain tax deductions and other related factors.

In providing its first-quarter and full-year 2011 operating earnings guidance, the company notes that there could be differences between expected reported earnings and estimated operating earnings for matters such as, but not limited to, divestitures or changes in accounting principles. At this time, Dominion management is not able to estimate the impact, if any, of these items on reported earnings. Accordingly, the company is not able to provide a corresponding GAAP equivalent for its operating earnings guidance.

This release contains certain forward-looking statements, including forecasted operating earnings for first-quarter and full-year 2011 which are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations may include factors that are beyond the company’s ability to control or estimate precisely, fluctuations in energy-related commodity prices, the timing of the closing dates of acquisitions or divestitures, estimates of future market conditions, access to

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DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

and costs of capital, fluctuations in the value of our pension assets and assets held in our decommissioning trusts, the timing and receipt of regulatory approvals necessary for planned projects, acquisitions and divestitures, and the ability to complete planned construction or expansion projects as scheduled. Other factors include, but are not limited to, weather conditions, including the effects of hurricanes and major storms on operations, the behavior of other market participants, state and federal legislative and regulatory developments and changes to environmental and other laws and regulations, including those related to climate change, greenhouse gases and other emissions to which we are subject, economic conditions in the company’s service area, risks of operating businesses in regulated industries that are subject to changing regulatory structures, changes to regulated gas and electric rates collected by Dominion, changes to rating agency requirements and ratings, changing financial accounting standards, counter-party credit risks, risks related to energy trading and marketing, adverse outcomes in litigation matters, and other uncertainties. Other risk factors are detailed from time to time in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.

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DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Schedule 1 - Segment Operating Earnings

Preliminary, Unaudited

(millions, except earnings per share)	Three months ended December 31
	2010	2009	Change
Operating Revenue (GAAP Based 1, 2)	$3,746	$3,176	$570

Earnings:
Dominion Virginia Power	$115	$92	$23
Dominion Energy	122	145	(23)
Dominion Generation	203	183	20
Corporate and Other	(74)	(46)	(28)

OPERATING EARNINGS	$366	$374	$(8)

Items excluded from operating earnings [3,4]	(68)	(383)	315
REPORTED EARNINGS [2]	$298	$(9)	$307

Common Shares Outstanding (average, diluted)	582.1	598.1
Earnings Per Share (EPS):
Dominion Virginia Power	$0.20	$0.15	$0.05
Dominion Energy	0.21	0.25	(0.04)
Dominion Generation	0.35	0.31	0.04
Corporate and Other	(0.13)	(0.08)	(0.05)

OPERATING EARNINGS	$0.63	$0.63	$—

Items excluded from operating earnings [3]	(0.12)	(0.64)	0.52
REPORTED EARNINGS [2]	$0.51	$(0.01)	$0.52

(millions, except earnings per share)	Twelve months ended December 31
	2010	2009	Change
Operating Revenue (GAAP Based 1, 2)	$15,197	$14,798	$399

Earnings:
Dominion Virginia Power	$448	$384	$64
Dominion Energy	475	517	(42)
Dominion Generation	1,291	1,281	10
Corporate and Other	(243)	(240)	(3)

OPERATING EARNINGS	$1,971	$1,942	$29

Items excluded from operating earnings [3,5]	837	(655)	1,492
REPORTED EARNINGS [2]	$2,808	$1,287	$1,521

Common Shares Outstanding (average, diluted)	590.1	593.7
Earnings Per Share (EPS):
Dominion Virginia Power	$0.76	$0.65	$0.11
Dominion Energy	0.80	0.87	(0.07)
Dominion Generation	2.19	2.16	0.03
Corporate and Other	(0.41)	(0.41)	—

OPERATING EARNINGS	$3.34	$3.27	$0.07

Items excluded from operating earnings [3]	1.42	(1.10)	2.52
REPORTED EARNINGS [2]	$4.76	$2.17	$2.59

1)	2009 amounts have been recast due to the reclassification of Peoples’ results to discontinued operations.
2)	Determined in accordance with Generally Accepted Accounting Principles (GAAP).
3)	Items excluded from operating earnings are reported in Corporate and Other segment. Refer to Schedules 2 and 3 for details, or find “GAAP Reconciliation” on Dominion’s website at www.dom.com/investors.
4)	Pre-tax amounts for the current period and the prior period are ($25) million and ($718) million, respectively.
5)	Pre-tax amounts for the current period and the prior period are $1.759 billion and ($1.081) billion, respectively.

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DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Schedule 2 - Reconciliation of 2010 Operating Earnings to Reported Earnings

2010 Earnings (twelve months ended December 31, 2010)

The net effects of the following items, all shown on an after-tax basis, are included in 2010 reported earnings, but are excluded from operating earnings:

•	$ 1.4 billion net benefit resulting from the sale of our Appalachian E&P operations, primarily reflecting the gain on the sale, partially offset by certain transaction costs and other related charges.

•	$206 million after-tax charge related to our work-force reduction program, primarily reflecting severance pay and other benefits to affected employees.

•	$155 million net loss from Peoples discontinued operations, primarily reflecting the loss on the sale recorded in February 2010.

•	$127 million of impairment charges related to certain merchant generation facilities.

•	$57 million charge related to health care legislation changes, eliminating the tax deduction for a portion of retiree prescription drug costs.

•	Impact of interim tax expense provision resulting from the impact of items excluded from operating earnings on our 2010 estimated annual effective tax rate.

•	$1 million net expense related to other items.

(millions, except per share amounts)	1Q10	2Q10	3Q10	4Q10	YTD 2010[2]
Operating earnings	$576	$426	$603	$366	$1,971

Items excluded from operating earnings (after-tax):
Items related to the sale of Appalachian E&P operations	14	1,387		(18)	1,383
Work force reduction program	(206)				(206)
Peoples discontinued operations	(149)	2		(8)	(155)
Impairment of merchant generation assets		(95)		(32)	(127)
Healthcare reform legislation - Medicare Part D tax impact	(57)				(57)
Interim tax provision	(16)	53	(24)	(13)	0
Other items	12	(12)	(4)	3	(1)

Total items excluded from operating earnings (after-tax) [1]	(402)	1,335	(28)	(68)	837

Reported net income	$174	$1,761	$575	$298	$2,808

Common shares outstanding (average, diluted)	600.9	591.4	586.4	582.1	590.1

Operating earnings per share	$0.96	$0.72	$1.03	$0.63	$3.34

Items excluded from operating earnings (after-tax)	(0.67)	2.26	(0.05)	(0.12)	1.42

Reported earnings per share	$0.29	$2.98	$0.98	$0.51	$4.76

1)	Pre-tax amounts for items excluded from operating earnings are reflected in the following table:

	1Q10	2Q10	3Q10	4Q10	YTD 2010
Items excluded from operating earnings:
Items related to the sale of Appalachian E&P operations	20	2,405			2,425
Work force reduction program	(338)				(338)
Peoples discontinued operations	(137)	3			(134)
Impairment of merchant generation assets		(163)		(31)	(194)
Other items	20	(20)	(6)	6	0

Total items excluded from operating earnings	($435)	$2,225	($6)	($25)	$1,759

2)	YTD 2010 EPS may not equal sum of quarters due to share count differences.

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Schedule 3 - Reconciliation of 2009 Operating Earnings to Reported Earnings

2009 Earnings (twelve months ended December 31, 2009)2

The net effects of the following items, all shown on an after-tax basis, are included in 2009 reported earnings, but are excluded from operating earnings:

•

$281 million impairment charge resulting from the first-quarter ceiling test performed for our gas and oil properties under the full cost method accounting with a subsequent update for estimated state taxes in the second quarter.

•	$435 million after-tax charge in connection with the settlement of Virginia Power’s 2009 rate case proceedings.

•	$2 million net gain related to our investments in nuclear decommissioning trust funds.

•	$62 million benefit due to a downward revision in the nuclear decommissioning asset retirement obligation (ARO) for a power station unit that is no longer in service.

•	$26 million of earnings from Peoples discontinued operations.

•	$29 million net expense related to other items.

(millions, except per share amounts)	1Q09	2Q09	3Q09	4Q09	YTD 2009 [3]
Operating earnings	$574	$404	$590	$374	$1,942

Items excluded from operating earnings (after-tax) [1]:
Impairment of gas and oil properties	(272)	(9)			(281)
Proposed rate settlement				(435)	(435)
Net gains (losses) in nuclear decommissioning trust funds	(50)	12	34	6	2
ARO revision		62			62
Peoples discontinued operations	9	(15)	(41)	73	26
Other items	(13)	0	11	(27)	(29)

Total items excluded from operating earnings (after-tax) [1,2]	(326)	50	4	(383)	(655)

Reported net income	$248	$454	$594	($9)	$1,287

Common shares outstanding (average, diluted) [4]	585.7	594.0	596.3	598.1	593.7

Operating earnings per share	$0.98	$0.68	$0.99	$0.63	$3.27

Items excluded from operating earnings (after-tax)	(0.56)	0.08	0.01	(0.64)	(1.10)

Reported earnings per share	$0.42	$0.76	$1.00	($0.01)	$2.17

1)	Pre-tax amounts for items excluded from operating earnings are reflected in the following table:

	1Q09	2Q09	3Q09	4Q09	YTD 2009
Items excluded from operating earnings:
Impairment of gas and oil properties	(455)				(455)
Proposed rate settlement				(712)	(712)
Net gains (losses) in nuclear decommissioning trust funds	(83)	19	57	11	4
ARO revision		103			103
Peoples discontinued operations	36	12	(21)	15	42
Other items	(23)	(10)	2	(32)	(63)

Total items excluded from operating earnings	(525)	124	38	(718)	(1,081)

2)	2009 amounts have been recast due to the reclassification of Peoples’ results to discontinued operations.
3)	YTD 2009 EPS may not equal sum of quarters due to share count differences.
4)	As a result of a net loss from continuing operations in 4Q09, the issuance of common stock under potentially-dilutive securities was considered antidilutive and therefore not included in the calculation of the earnings per share for that period.

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DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Schedule 4 - Reconciliation of 2010 Earnings to 2009

Preliminary, unaudited (millions, except EPS)	Three Months Ended December 31, 2010 vs. 2009		Twelve Months Ended December 31, 2010 vs. 2009
	Increase /(Decrease)		Increase /(Decrease)
Reconciling Items	Amount	EPS	Amount	EPS
Dominion Virginia Power
Regulated electric sales:
Weather	$8	$0.01	$48	$0.08
FERC transmission revenue	10	0.02	40	0.07
Other	4	0.01	(4)	(0.01)
Storm damage and service restoration -distribution operations	3	0.01	(11)	(0.02)
Depreciation and amortization	(4)	(0.01)	(15)	(0.03)
Retail energy marketing operations	8	0.01	1	0.00
Other	(6)	(0.01)	5	0.01
Share accretion	—	0.01	—	0.01

Change in contribution to operating earnings	$23	$0.05	$64	$0.11
Dominion Energy
Gas distribution margin:
Weather	$1	$0.00	($2)	$0.00
AMR/PIR revenue	4	0.01	11	0.02
Base gas sale	10	0.01	10	0.01
Other	1	0.00	15	0.03
Producer services	(12)	(0.02)	(27)	(0.05)
Gas and Oil - disposed operations	(31)	(0.05)	(61)	(0.10)
Cove Point expansion	0	0.00	20	0.03
Other	4	0.01	(8)	(0.02)
Share accretion	—	0.00	—	0.01

Change in contribution to operating earnings	($23)	($0.04)	($42)	($0.07)
Dominion Generation
Regulated electric sales:
Weather	$15	$0.03	$104	$0.18
Rate Adjustment Clause revenue	22	0.03	95	0.16
Other	4	0.01	(23)	(0.04)
Merchant generation margin	(2)	0.00	(209)	(0.36)
PJM ancillary services	(1)	0.00	27	0.05
Outage costs	13	0.02	29	0.05
Other O&M expense	1	0.00	32	0.05
Income tax and other taxes	(36)	(0.06)	(44)	(0.08)
Other	4	0.00	(1)	0.00
Share accretion	—	0.01	—	0.02

Change in contribution to operating earnings	$20	$0.04	$10	$0.03
Corporate and Other
Change in contribution to operating earnings	($28)	($0.05)	($3)	$0.00
Change in consolidated operating earnings	($8)	$0.00	$29	$0.07

Change in items excluded from operating earnings [1]	$315	$0.52	$1,492	$2.52

Change in reported earnings (GAAP)	$307	$0.52	$1,521	$2.59

1)	Refer to Schedules 2 and 3 for details of items excluded from operating earnings, or find “GAAP Reconciliation” on Dominion’s website at www.dom.com/investors.

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Financials

Consolidated Financial Statements (GAAP)

Dominion Consolidated *

Preliminary and Unaudited Income Statements (GAAP Based)

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009 **	2010	2009 **
	(millions, except per share amounts)
Operating Revenue	$3,746	$3,176	$15,197	$14,798

Operating Expenses
Electric fuel and other energy - related purchases	986	1,074	4,150	4,285
Purchased electric capacity	120	102	453	411
Purchased gas	500	561	2,050	2,200
Other operations and maintenance	1,015	1,080	3,724	3,712
Depreciation, depletion and amortization	261	314	1,055	1,138
Other taxes	127	117	532	483

Total operating expenses	3,009	3,248	11,964	12,229

Gain on sale of Appalachian E&P operations	—	—	2,467	—

Income (loss) from operations	737	(72)	5,700	2,569

Other income	60	58	169	194
Interest and related charges	232	233	832	889

Income (loss) from continuing operations including noncontrolling interests before income taxes	565	(247)	5,037	1,874
Income tax expense (benefit)	254	(170)	2,057	596

Income (loss) from continuing operations including noncontrolling interests	311	(77)	2,980	1,278

Income (loss) from discontinued operations (net of tax)	(8)	73	(155)	26

Net Income (loss) including noncontrolling interests	$303	$(4)	$2,825	$1,304
Noncontrolling interests	5	5	17	17

Net Income (loss) attributable to Dominion	$298	$(9)	$2,808	$1,287

Reported earnings per common share - diluted	$0.51	$(0.01)	$4.76	$2.17

Average shares outstanding, diluted	582.1	598.1	590.1	593.7

*	The notes contained in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.
**	2009 amounts have been recast due to the reclassification of Peoples’ results to discontinued operations.

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Dominion Consolidated *

Preliminary and Unaudited Balance Sheets (Summarized)

($ in Millions)

	At December 31,
	2010	2009
Assets
Assets held for sale	$—	$1,018
Other current assets	5,802	5,799

Total Current Assets	5,802	6,817
Investments	3,752	3,492
Property, Plant and Equipment, Net	26,713	25,592
Deferred Charges and Other Assets	6,595	6,653

Total Assets	$42,862	$42,554

Liabilities and Shareholders’ Equity
Securities due within one year	$497	$1,137
Short-term debt	1,386	1,295
Liabilities held for sale	—	428
Other current liabilities	3,898	3,973

Total Current Liabilities	5,781	6,833
Long-Term Debt	15,758	15,481
Deferred Credits and Other Liabilities	9,033	8,798

Total Liabilities	30,572	31,112
Subsidiary Preferred Stock Not Subject To Mandatory Redemption	257	257
Common Shareholders’ Equity	12,033	11,185

Total Liabilities and Shareholders’ Equity	$42,862	$42,554

*	The notes contained in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

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Dominion Consolidated *

Preliminary and Unaudited Statements of Cash Flows (Summarized)

($ in Millions)

	Year Ended December 31,
	2010	2009
Operating Activities
Net Income including noncontrolling interests	$2,825	$1,304
Adjustments to reconcile net income to net cash from operating activities
Gain on sale of Appalachian E&P operations	(2,467)	—
Loss on sale of Peoples	113	—
Accrued charges related to workforce reduction program	229	—
Impairment of merchant generation assets	194	—
Impairment of gas and oil properties	21	455
Reserve for rate refunds	—	794
Rate refunds	(500)	—
Contributions to pension plans	(650)	—
Depreciation, depletion and amortization	1,258	1,319
Deferred income taxes and investment tax credits, net	682	(494)
Other	120	408

Net cash provided by operating activities	1,825	3,786
Investing Activities
Plant construction and other property additions	(3,384)	(3,665)
Additions to gas and oil properties	(38)	(172)
Proceeds from sale of Appalachian E&P operations	3,450	—
Proceeds from sale of Peoples	741	—
Other	(350)	142

Net cash provided by (used in) investing activities	419	(3,695)
Financing Activities
Issuance (repayment) of short-term debt, net	91	(735)
Issuance of long-term debt	755	1,695
Repayment of long-term debt	(1,157)	(447)
Issuance of common stock	74	456
Repurchase of common stock	(900)	-
Common dividend payments	(1,076)	(1,039)
Other	(19)	(42)

Net cash used in financing activities	(2,232)	(112)
Decrease in cash and cash equivalents	12	(21)
Cash and cash equivalents at beginning of period	50	71

Cash and cash equivalents at end of period	$62	$50

*	The notes contained in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

February 14, 2011	14

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Segment Operating Earnings Results

Dominion Consolidated1

Unaudited Summary of Operating Results

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
	(millions, except per share amounts)		(millions, except per share amounts)
Operating Revenue	$3,753	$3,617	$15,165	$15,242

Operating Expenses
Electric fuel and other energy-related purchases	986	945	4,150	4,155
Purchased electric capacity	120	102	453	411
Purchased gas	500	561	2,045	2,200
Other operations and maintenance	983	937	3,164	3,208
Depreciation, depletion and amortization	261	290	1,055	1,119
Other taxes	128	117	521	483

Total operating expenses	2,978	2,952	11,388	11,576

Income from operations	775	665	3,777	3,666

Other income	47	55	199	221

Income including noncontrolling interests before interest and income taxes	822	720	3,976	3,887
Interest and related charges	232	233	832	889

Income including noncontrolling interests before income taxes	590	487	3,144	2,998
Income taxes	219	108	1,156	1,039

Income including noncontrolling interests	371	379	1,988	1,959
Noncontrolling interests	5	5	17	17

Operating Earnings	$366	$374	$1,971	$1,942

Operating Earnings Per Share	$0.63	$0.63	$3.34	$3.27

Items excluded from operating earnings (net of taxes)[2]	(68)	(383)	837	(655)

Reported Earnings	$298	$(9)	$2,808	$1,287

Reported Earnings Per Common Share - Diluted	0.51	$(0.01)	$4.76	$2.17

Average shares outstanding, diluted	582.1	598.1	590.1	593.7

1)	Dominion Consolidated Income Statement reflects the impact of segment eliminations and adjustments.
2)	For detail on items excluded from operating earnings see GAAP Reconciliation in this Earnings Release Kit.

February 14, 2011	15

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Dominion Virginia Power

Unaudited Summary of Operating Results

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
	(millions, except per share amounts)		(millions, except per share amounts)
Operating Revenue	$1,000	$863	$3,820	$3,281

Operating Expenses
Electric fuel and other energy-related purchases	254	170	1,045	658
Purchased electric capacity	12	—	16	—
Purchased gas	208	244	783	869
Other operations and maintenance	192	168	679	602
Depreciation, depletion and amortization	90	85	353	341
Other taxes	30	24	125	99

Total operating expenses	786	691	3,001	2,569

Income from operations	214	172	819	712

Other income	15	17	72	72

Income including noncontrolling interests before interest and income taxes	229	189	891	784
Interest and related charges	42	39	158	159

Income including noncontrolling interests before income taxes	187	150	733	625
Income taxes	70	56	277	233

Income including noncontrolling interests	117	94	456	392
Noncontrolling interests	2	2	8	8

Operating Earnings Contribution	$115	$92	$448	$384

Operating Earnings Per Share Contribution	$0.20	$0.15	$0.76	$0.65

Average shares outstanding, diluted	582.1	598.1	590.1	593.7

February 14, 2011	16

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Dominion Energy

Unaudited Summary of Operating Results

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
	(millions, except per share amounts)		(millions, except per share amounts)
Operating Revenue	$928	$962	$3,501	$3,810

Operating Expenses
Electric fuel and other energy-related purchases	4	1	14	25
Purchased electric capacity	—	—	—	—
Purchased gas	372	398	1,535	1,708
Other operations and maintenance	245	209	747	735
Depreciation, depletion and amortization	49	64	210	258
Other taxes	48	46	173	175

Total operating expenses	718	718	2,679	2,901

Income from operations	210	244	822	909

Other income	10	6	40	40

Income including noncontrolling interests before interest and income taxes	220	250	862	949
Interest and related charges	18	28	85	113

Income including noncontrolling interests before income taxes	202	222	777	836
Income taxes	80	77	302	319

Income including noncontrolling interests	122	145	475	517
Noncontrolling interests	—	—	—	—

Operating Earnings Contribution	$122	$145	$475	$517

Operating Earnings Per Share Contribution	$0.21	$0.25	$0.80	$0.87

Average shares outstanding, diluted	582.1	598.1	590.1	593.7

February 14, 2011	17

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Dominion Generation

Unaudited Summary of Operating Results

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
	(millions, except per share amounts)		(millions, except per share amounts)
Operating Revenue	$1,973	$1,933	$8,418	$8,751

Operating Expenses
Electric fuel and other energy-related purchases	775	815	3,308	3,627
Purchased electric capacity	107	102	437	411
Purchased gas	—	—	—	—
Other operations and maintenance	579	577	1,842	1,936
Depreciation, depletion and amortization	115	134	462	492
Other taxes	43	42	188	179

Total operating expenses	1,619	1,670	6,237	6,645

Income from operations	354	263	2,181	2,106

Other income	21	20	75	79

Income including noncontrolling interests before interest and income taxes	375	283	2,256	2,185
Interest and related charges	49	48	185	201

Income including noncontrolling interests before income taxes	326	235	2,071	1,984
Income taxes	120	49	771	694

Income including noncontrolling interests	206	186	1,300	1,290
Noncontrolling interests	3	3	9	9

Operating Earnings Contribution	$203	$183	$1,291	$1,281

Operating Earnings Per Share Contribution	$0.35	$0.31	$2.19	$2.16

Average shares outstanding, diluted	582.1	598.1	590.1	593.7

February 14, 2011	18

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Corporate and Other

Unaudited Summary of Operating Results

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
	(millions, except per share amounts)		(millions, except per share amounts)
Operating Revenue	$177	$182	$737	$683

Operating Expenses
Electric fuel and other energy-related purchases	—	—	—	—
Purchased electric capacity	—	—	—	—
Purchased gas	1	1	6	4
Other operations and maintenance	164	181	711	681
Depreciation, depletion and amortization	7	8	30	29
Other taxes	8	6	35	30

Total operating expenses	180	196	782	744

Income (loss) from operations	(3)	(14)	(45)	(61)

Other income	19	39	102	147

Income including noncontrolling interests before interest and income taxes	16	25	57	86
Interest and related charges	141	145	494	533

Income including noncontrolling interests before income taxes	(125)	(120)	(437)	(447)
Income taxes	(51)	(74)	(194)	(207)

Income including noncontrolling interests	(74)	(46)	(243)	(240)
Noncontrolling interests	—	—	—	—

Operating Earnings (Loss) Contribution	$(74)	$(46)	$(243)	$(240)

Operating Earnings (Loss) Per Share Contribution	$(0.13)	$(0.08)	$(0.41)	$(0.41)

Items excluded from operating earnings (net of taxes)[1]	(68)	(383)	837	(655)

Reported Earnings	$(142)	$(429)	$594	$(895)

Reported Earnings Per Common Share - Diluted	$(0.25)	$(0.72)	$1.01	$(1.51)

Average shares outstanding, diluted	582.1	598.1	590.1	593.7

1)	For detail on items excluded from operating earnings see GAAP Reconciliation in this Earnings Release Kit.

February 14, 2011	19

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Dominion

Unaudited Operating Revenue Detail (GAAP Based)

(millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009[1]	2010	2009[1]
Dominion Consolidated
Operating Revenue
Electric sales:
Regulated	$1,635	$1,100	$7,123	$6,477
Nonregulated	972	885	3,829	3,802
Gas sales:
Regulated	99	91	308	494
Nonregulated	508	644	2,010	2,315
Gas transportation and storage	423	344	1,493	1,268
Other	109	112	434	442

Total operating revenue	$3,746	$3,176	$15,197	$14,798
Dominion Virginia Power
Operating Revenue
Electric sales:
Regulated	$415	$346	$1,628	$1,413
Nonregulated	294	205	1,203	781
Gas sales:
Regulated	—	—	—	—
Nonregulated	247	276	830	942
Gas transportation and storage	2	2	5	6
Other	42	34	154	139

Total operating revenue	$1,000	$863	$3,820	$3,281
Dominion Energy
Operating Revenue
Electric sales:
Regulated	$—	$—	$—	$—
Nonregulated	—	—	—	—
Gas sales:
Regulated	99	91	308	494
Nonregulated	327	439	1,375	1,715
Gas transportation and storage	428	350	1,516	1,291
Other	74	82	302	310

Total operating revenue	$928	$962	$3,501	$3,810
Dominion Generation
Operating Revenue
Electric sales:
Regulated	$1,227	$1,195	$5,502	$5,505
Nonregulated	728	723	2,852	3,183
Gas sales:
Regulated	—	—	—	—
Nonregulated	4	1	1	1
Gas transportation and storage	—	—	—	—
Other	14	14	63	62

Total operating revenue	$1,973	$1,933	$8,418	$8,751
Corporate and Other
Operating Revenue
Electric sales:
Regulated	$(7)	$(441)	$(7)	$(441)
Nonregulated	—	—	—	—
Gas sales:
Regulated	—	—	—	—
Nonregulated	1	1	43	1
Gas transportation and storage	—	—	—	—
Other	176	181	733	679

Total operating revenue	$170	$(259)	$769	$239

1)	2009 amounts have been recast due to the reclassification of Peoples’ results to discontinued operations.

February 14, 2011	20

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Operating Statistics

Dominion	Three Months Ended		Year Ended
Operating Statistics	December 31,		December 31,
	2010	2009	2010	2009
Dominion Consolidated
Regulated Electric Sales Revenue ($ millions)
Residential	$713	$698	$3,277	$3,156
Commercial	524	549	2,209	2,306
Industrial	121	132	502	559
Governmental	201	177	806	720

Regulated retail revenue	1,560	1,555	6,795	6,741
Wholesale - sales for resale	42	53	178	181
Other revenue[1]	34	(508)	152	(445)

Total	$1,635	$1,100	$7,123	$6,477

Dominion Virginia Power
Degree Days (Electric service area)
Cooling
Actual	49	26	2,090	1,477
Normal	46	45	1,546	1,545
Heating
Actual	1,496	1,285	3,819	3,747
Normal	1,317	1,317	3,638	3,638
Electric Delivery Customers (at period end)
Residential	2,167,249	2,149,288	2,167,249	2,149,288
Commercial	233,325	232,656	233,325	232,656
Industrial	546	576	546	576
Governmental	31,934	31,870	31,934	31,870

Total Retail	2,433,054	2,414,390	2,433,054	2,414,390
Wholesale - sales for resale	5	5	5	5

Total	2,433,059	2,414,395	2,433,059	2,414,395

Electricity Delivered (GWh)
Residential	7,295	6,778	32,539	29,920
Commercial	6,925	6,886	29,224	28,463
Industrial	2,060	2,124	8,512	8,644
Governmental	2,645	2,610	10,951	10,727

Total Retail	18,925	18,397	81,226	77,755
Wholesale - sales for resale	840	882	3,311	3,620

Total	19,765	19,279	84,537	81,374

Dominion Retail
Unregulated Energy Customer Accounts (Average)
Natural Gas	564,464	617,397	583,276	631,054
Electric	766,304	483,473	725,207	430,285
Products and Services	764,629	674,347	728,963	656,484

Total	2,095,397	1,775,217	2,037,446	1,717,823

Volumes Sold
Natural Gas (mmcf)	30,080	29,563	96,797	100,620
Electricity (MWh)	3,212,379	2,153,717	12,979,892	7,855,669

1)	4Q09 and full year 2009 amounts include a $523 million charge associated with the settlement of Virginia Power’s 2009 rate case proceeding.

Note: Figures may not add due to rounding

February 14, 2011	21

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Dominion	Three Months Ended		Year Ended
Operating Statistics	December 31,		December 31,
	2010	2009	2010	2009
Dominion Energy - Gas Distribution
Regulated Gas Revenue ($mm)
Gas sales revenue
Residential	$85	$79	$265	$396
Commercial	12	11	37	88
Industrial	1	1	3	6
Other	1	1	3	4

Total	$99	$91	$308	$494

Regulated Gas Transportation and Storage Revenue ($mm)
Gas transportation revenue
Residential	$135	$106	$422	$374
Commercial	53	33	141	123
Industrial	15	12	53	45
Other	1	—	2	1

Total transportation revenue	204	152	619	544

Storage revenue	5	3	15	12

Total	$209	$154	$633	$555

Degree Days
Heating
Actual	2,221	2,019	5,682	5,847
Normal	2,017	2,012	5,734	5,711
LDC Natural Gas Customers (Average)
Gas sales customers
Residential	250,212	253,563	248,932	304,096
Commercial	11,189	11,237	10,550	16,274
Industrial	30	34	29	141
Other	23	24	23	24

Total	261,454	264,858	259,534	320,535

Gas transportation customers
Residential	952,929	957,206	960,375	912,380
Commercial	79,892	78,927	79,687	74,220
Industrial	1,573	1,562	1,571	1,471

Total	1,034,394	1,037,695	1,041,633	988,071

Total LDC natural gas customers
Residential	1,203,141	1,210,769	1,209,307	1,216,476
Commercial	91,081	90,164	90,237	90,494
Industrial	1,603	1,596	1,600	1,612
Other	23	24	23	24

Total	1,295,848	1,302,553	1,301,167	1,308,606

LDC Natural Gas Delivery (mmcf)
Gas sales volume
Residential	8,963	8,179	25,754	34,056
Commercial	1,437	1,188	4,211	7,705
Industrial	118	84	416	658
Other	122	104	480	349

Total	10,640	9,555	30,861	42,768

Gas transportation volume
Residential	30,996	29,464	92,571	87,022
Commercial	16,372	14,982	49,962	47,450
Industrial	24,286	20,939	93,689	70,324
Other	1,210	846	4,394	3,574

Total	72,864	66,231	240,616	208,370

Total LDC natural gas throughput
Residential	39,959	37,643	118,325	121,078
Commercial	17,809	16,170	54,173	55,155
Industrial	24,404	21,023	94,105	70,982
Other	1,332	950	4,874	3,923

Total	83,504	75,786	271,477	251,138

Dominion Energy - Gas Transmission
Natural Gas Liquids sales (million gallons)	41.2	43.2	163.1	162.1
Average Realized NGL Price with Hedging ($/gal)	$1.42	$1.42	$1.38	$1.34
Gas Shrinkage Cost ($mm)	$16.7	$19.7	$72.6	$72.0

Note: Figures may not add due to rounding

February 14, 2011	22

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Dominion	Three Months Ended		Year Ended
Operating Statistics	December 31,		December 31,
	2010	2009	2010	2009
Dominion Generation
Regulated Generation
Electricity Sold (GWh) to VP/NCP customers
Residential	7,295	6,778	32,539	29,919
Commercial	6,925	6,886	29,224	28,463
Industrial	2,060	2,124	8,512	8,644
Governmental	2,645	2,610	10,951	10,727

Total Retail	18,925	18,397	81,226	77,754
Wholesale - sales for resale	840	882	3,311	3,620

Total	19,765	19,279	84,537	81,374

Merchant Generation
NEPOOL Merchant Fleet [1]
Baseload Electric Sales (GWh)	5,914	5,241	24,033	24,499
Other Electric Sales (GWh)	512	507	1,986	1,819

Total Electric Sales (GWh)	6,426	5,748	26,019	26,318

PJM Merchant Fleet [2]
Baseload Electric Sales (GWh)	804	718	3,356	2,766
Other Electric Sales (GWh)	1,359	1,429	5,549	6,532

Total Electric Sales (GWh)	2,163	2,147	8,905	9,298

1)

Baseload Electric Sales include Millstone and the coal units at Brayton Point and Salem Harbor. Other Electric Sales include Manchester generating station and the oil units at Brayton Point and Salem Habor.

2)	Baseload Electric Sales include the State Line generating station. Other Electric Sales includes the Fairless generating station.

Note: Figures may not add due to rounding

February 14, 2011	23

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Schedule of Long-Term Debt

Dominion Resources, Inc. & Subsidiaries

Schedule of Long-Term Debt - Preliminary & Unaudited

($ in Millions)

	At 12/31	At 3/31	At 6/30	At 9/30	At 12/31
	2009	2010	2010	2010	2010
Dominion Resources, Inc.
Unsecured Senior Notes:
2.25% to 8.125%, due 2010 to 2015	$2,029	$2,029	$1,952	$2,202	$1,901
5.2% to 8.875%, due 2016 to 2038	$4,193	$4,193	$4,193	$4,193	$4,193
Variable rate, due 2010	$300	$300	$—	$—	$—
Unsecured Debentures and Senior Notes (previously issued by CNG):
5.0% to 6.85%, due 2010 to 2014	$1,291	$1,291	$1,291	$1,291	$1,091
6.8% and 6.875%, due 2026 and 2027	$89	$89	$89	$89	$89
Unsecured Convertible Senior Notes, 2.125%, due 2023	$202	$202	$202	$202	$202
Unsecured Junior Subordinated Notes Payable to Affiliated Trusts, 7.83% and 8.4%, due 2027 and 2031	$268	$268	$268	$268	$268
Enhanced Junior Subordinated Notes, 6.3% to 8.375%, due 2064 and 2066 [1]	$1,485	$1,485	$1,469	$1,469	$1,469
Virginia Electric and Power Company
Unsecured Senior Notes:
4.5% to 5.25%, due 2010 to 2015	$1,430	$1,430	$1,430	$1,430	$1,200
3.45% to 8.875%, due 2016 to 2038	$4,408	$4,407	$4,401	$4,699	$4,694
Tax-Exempt Financings:
Variable rates, due 2016 to 2041 [2]	$119	$119	$119	$119	$219
7.65%, due 2010	$1	$—	$—	$—	$—
1.375% to 6.5%, due 2017 to 2040	$503	$503	$503	$503	$608
Dominion Energy, Inc.
Secured Senior Note, 7.33%, due 2020	$183	$183	$177	$177	$171
Tax-Exempt Financings, 5.0% and 5.75%, due 2033 to 2042 [3]	$124	$124	$124	$124	$124

Total Principal Amount	$16,625	$16,623	$16,218	$16,766	$16,229

Fair Value Hedge Valuation	23	24	54	59	49
Amounts Due Within One Year	(1,137)	(1,254)	(895)	(776)	(497)
Unamortized Discount & Premium, net	(30)	(29)	(28)	(26)	(23)

Total Long-Term Debt	$15,481	$15,364	$15,349	$16,023	$15,758

1)	$16 million of the $500 million 6.3% 2006 Series B Enhanced Junior Subordinated Notes due 2066 were purchased and cancelled in April 2010.
2)

$160 million of tax-exempt bonds due in 2040 issued by the IDA of Wise County on behalf of VEPCO in December 2010 ($60 million of which were issued in September 2009) are not included upon consolidation because the bonds have been temporarily purchased and are held by VEPCO.

3)

$235 million of tax-exempt bonds due in 2041 issued by Massachusetts Development Finance Agency on behalf of Dominion Brayton Point, LLC in December 2010 are not included upon consolidation because the bonds have been temporarily purchased and are held by DRI.

February 14, 2011	24

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Schedule of Debt Maturity

Dominion Resources, Inc. & Subsidiaries

2011 - 2015 Schedule of Debt Maturities as of December 31, 2010

($ in Millions)

	Due Date	DRI	VEPCO	Other	Total
2011
6.85% 2001 Series A Senior Notes (from CNG Merger)	04/15/11	18.9	—	—	18.9
6.25% 2001 Series C Senior Notes (from CNG Merger)	11/01/11	450.0	—	—	450.0
7.25% Mecklenburg Senior Bonds	multiple	—	9.6	—	9.6
8.625% Panda-Rosemary Senior Notes	multiple	—	5.4	—	5.4
7.33% Senior Secured Bonds	multiple	—	—	12.5	12.5
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	—	0.2	—	0.2

Total 2011		468.9	15.2	12.5	496.6
2012
6.25% 2002 Series B Senior Notes	06/30/12	334.3	—	—	334.3
5.7% 2002 Series C Senior Notes	09/17/12	520.0	—	—	520.0
5.1% 2007 Series C Senior Notes	11/30/12	—	600.0	—	600.0
7.25% Mecklenburg Senior Bonds	multiple	—	9.8	—	9.8
8.625% Panda-Rosemary Senior Notes	multiple	—	5.6	—	5.6
7.33% Senior Secured Bonds	multiple	—	—	13.4	13.4
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	—	0.2	—	0.2

Total 2012		854.3	615.6	13.4	1,483.3
2013
4.75% 2003 Series A Senior Notes	03/01/13	—	400.0	—	400.0
5.0% 2003 Series D Senior Notes	03/15/13	250.0	—	—	250.0
6.625% 1993 Series B Debentures (from CNG Merger)	12/01/13	22.0	—	—	22.0
7.25% Mecklenburg Senior Bonds	multiple	—	11.6	—	11.6
8.625% Panda-Rosemary Senior Notes	multiple	—	5.9	—	5.9
7.33% Senior Secured Bonds	multiple	—	—	10.9	10.9
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	—	0.2	—	0.2

Total 2013		272.0	417.7	10.9	700.6
2014
5.0% 2003 Series A Senior Notes (from CNG Merger)	03/01/14	200.0	—	—	200.0
7.195% Remarketed 2000 Series E Senior Notes	09/15/14	47.3	—	—	47.3
5.0% 2004 Series A Senior Notes (from CNG Merger)	12/01/14	400.0	—	—	400.0
7.25% Mecklenburg Senior Bonds	multiple	—	11.2	—	11.2
8.625% Panda-Rosemary Senior Notes	multiple	—	6.1	—	6.1
7.33% Senior Secured Bonds	multiple	—	—	14.9	14.9
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	—	0.3	—	0.3

Total 2014		647.3	17.6	14.9	679.8
2015
5.15% 2005 Series C Senior Notes	07/15/15	500.0	—	—	500.0
2.25% 2010 Series A Senior Notes	09/01/15	250.0	—	—	250.0
5.25% 2003 Series C Senior Notes	12/15/15	—	200.0	—	200.0
6.5% 2002 Series IDA Mecklenburg Exempt Facility Rev Bonds	multiple	—	8.2	—	8.2
8.625% Panda-Rosemary Senior Notes	multiple	—	6.0	—	6.0
7.25% Mecklenburg Senior Bonds	multiple	—	4.2	—	4.2
7.33% Senior Secured Bonds	multiple	—	—	17.7	17.7
7.25% Ft Story, Ft Eustis, Ft Lee and Ft Monroe Promissory Notes	multiple	—	0.3	—	0.3

Total 2015		750.0	218.7	17.7	986.4
Total 5-year Debt Maturities		$2,992.5	$1,284.8	$69.4	$4,346.7

February 14, 2011	25

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Schedule of Change in Capitalization

Dominion Resources, Inc & Subsidiaries

Summary of Changes in Capitalization From December 31, 2009 to December 31, 2010

(Preliminary and Unaudited)

($ in Millions)

Change in Debt (Long-Term Debt plus Securities Due Within One Year)
Balance as of December 31, 2009			$16,618
Issuances:
VEPCO 2010 Series A 3.45% Senior Notes due 2022		300
DRI 2010 Series A 2.25% Senior Notes due 2015		250
VEPCO IDA of Wise County 2.375% Series 2010 A due 2040		105
VEPCO IDA of Halifax County (variable) Series 2010 A due 2041		100

		755 [1,2]
Maturities:
DRI 2008 Series C Floating Rate Senior Notes due 2010		(300)
DRI 2005 Series A 4.75% Senior Notes due 2010		(300)
VEPCO 2003 Series B 4.5% Senior Notes due 2010		(230)
DRI 1998 Series A 6% Debentures due 2010 (from CNG merger)		(200)
DRI 2000 Series A 8.125% Senior Notes due 2010		(77)
DRI 2006 Series B 6.3% Enhanced Jr Subordinated Notes due 2066 [3]		(16)
Other		(28)

		(1,151)
Change in Fair Value Hedges and Net Discount/Premium		—

Change in Fair Value Hedges and Net Discount/Premium		33

		33
Balance as of December 31, 2010			$16,255

Change in Shareholders’ Equity
Balance as of December 31, 2009			$11,185
Issuance and Repurchase of Stock, Net		(810)
Change in Other Paid-in Capital		9
Changes in AOCI:
Net Other Comprehensive Gain (Loss) associated with effective portion of changes in fair value of derivatives designated as cash flow hedges, net of taxes and amounts reclassified to earnings:
Interest Rate	(70)
Electricity	(146)
Gas	2
Other [4]	(16)

	(230)
Other changes in Net Other Comprehensive Income [5]	147

Net change in AOCI		(83)
Change in Retained Earnings		1,732

Net change in Shareholders’ Equity			848

Balance as of December 31, 2010			$12,033

1)

$235 million of tax-exempt bonds due in 2041 issued by Massachusetts Development Finance Agency on behalf of Dominion Brayton Point, LLC in December 2010 are not included upon consolidation because the bonds have been temporarily purchased and are held by DRI.

2)

$100 million of tax-exempt bonds due in 2040 issued by the IDA of Wise County on behalf of VEPCO in December 2010 are not included upon consolidation because the bonds have been temporarily purchased and are held by VEPCO.

3)	$16 million of the $500 million 6.3% 2006 Series B Enhanced Junior Subordinated Notes due 2066 were purchased and cancelled in April 2010.
4)	Other includes capacity, NGL, oil and foreign exchange hedges.
5)	Primarily reflects a net increase in unrealized gains on investments held in nuclear decommissioning trusts.

February 14, 2011	26

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DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Forecast And Outlook

Reconciliation of Operating Earnings Guidance

2010

Dominion

2010 Operating Earnings Guidance Summary

(millions, except per share amounts)

	2009 Actual	Range of Total 2010		2010 Actual
Description		Low	High
Operating Earnings before Interest and Taxes:
Dominion Virginia Power	$784	$866	$930	$891
Dominion Energy	949	852	894	862
Dominion Generation	2,185	2,135	2,205	2,256
Corporate and Other & Eliminations Adjusted EBIT	(32)	(21)	(11)	(33)

Total Adjusted EBIT	3,887	3,833	4,019	3,976
Consolidated Interest	889	831	841	832
Consolidated Income Taxes	1,039	1,112	1,177	1,156
Noncontrolling Interests	17	17	17	17

Operating Earnings	$1,942	$1,874	$1,984	$1,971
Average Diluted Shares Outstanding	593.7	586	584	590.1
Operating EPS Range	$3.27	$3.20	$3.40	$3.34
2010 Operating EPS Guidance Range		$3.20	$3.40
2010 Operating EPS Actual >>>				$3.34

Note: Figures may not add due to rounding

February 14, 2011	27

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Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

4Q10

Dominion

4Q10 Operating Earnings Guidance Summary

(millions, except per share amounts)

	4Q09 Actual	Range of 4Q10		4Q10 Actual
Description		Low	High
Operating Earnings before Interest and Taxes:
Dominion Virginia Power	$189	$212	$242	$229
Dominion Energy	250	204	220	220
Dominion Generation	283	350	405	375
Corporate and Other & Eliminations Adjusted EBIT	(2)	13	15	(2)

Total Adjusted EBIT	720	778	881	822
Consolidated Interest	233	222	212	232
Consolidated Income Taxes	108	217	261	219
Noncontrolling Interests	5	4	4	5

Operating Earnings	$374	$335	$404	$366
Average Diluted Shares Outstanding	598.1	583	581	582.1
Operating EPS Range	$0.63	$0.58	$0.70	$0.63
4Q10 Operating EPS Guidance Range		$0.59	$0.69
4Q10 Operating EPS Actual >>>				$0.63

Note: Figures may not add due to rounding

February 14, 2011	28

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Dominion Generation – Non-Contracted Plants EBITDA

Description	4Q09 Actual	4Q10 Assumption	4Q10 Actual
NEPOOL Merchant Fleet [1]
Baseload Electric Sales (GWh)	5,241	5,566	5,914
Other Electric Sales (GWh)	507	425	512

Total Electric Sales (GWh)	5,748	5,991	6,426
NEPOOL EBITDA ($mm) [1,3]	$228	$250 - $265	$257
PJM Merchant Fleet [2]
Baseload Electric Sales (GWh)	718	712	804
Other Electric Sales (GWh)	1,429	1,190	1,359

Total Electric Sales (GWh)	2,147	1,902	2,163
PJM EBITDA ($mm) [2,3]	$21	$25 - $40	$35
Select Market Price, Volume and Hedging Assumptions:
Average Energy Market Price: [4]
Average Mass Hub/New Eng. Price (7x24) ($/MWh)	$44.32	$41.90	$48.49
Average PJM West Price (7x24) ($/MWh)	$37.65	$37.65	$43.56
Average NI Hub Price (7x24) ($/MWh)	$29.10	$26.16	$27.41
NEPOOL Baseload Merchant Fleet Hedge Data: [5]
Net Summer Capability (MW)	3,442	3,435	3,435
Energy % Hedged [7,8]	88%	91%	100%
Energy % Unhedged [8]	12%	9%	0%
Average Energy Hedge Price ($/MWh)	$80.14	$69.90	$69.90
PJM Baseload Merchant Fleet Hedge Data: [6]
Net Summer Capability (MW)	515	515	515
Energy % Hedged [7,8]	84%	92%	100%
Energy % Unhedged [8]	16%	8%	0%
Average Energy Hedge Price ($/MWh)	$55.91	$53.64	$53.62

1)	Baseload Electric Sales include Millstone and the coal units at Brayton Point and Salem Harbor. Other Electric Sales includes Manchester generating station and the oil units at Brayton Point and Salem Habor. 2010 Assumption - Other Electric Sales are based on a three-year historical average due to a lack of correlation between sales volumes and EBITDA associated with mid-merit and peaking units.
2)	Baseload Electric Sales include the State Line generating station. Other Electric Sales includes the Fairless generating station. 2010 Assumption - Other Electric Sales are based on a three-year historical average due to a lack of correlation between sales volumes and EBITDA associated with mid-merit and peaking units.
3)	Regional EBITDA, including capacity revenue.
4)	4Q10 based on Dominion’s planning assumption. 4Q10 Actuals based on December 31, 2010 commodity prices.
5)	Includes Brayton Point, Millstone and Salem Harbor Baseload generating stations.
6)	Includes State Line generating station only.
7)	Percentage calculations are capacity-weighted.
8)	Figures may not add due to rounding.

February 14, 2011	29

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Hedging

Dominion - Power, Fuel, Capacity and NGL8 Hedge Positions

(as of January 28, 2011)

Merchant Generation Power & Fuel - Hedging & Pricing	Net Summer Capacity (MW)	2011	2012
Non-Contracted Hedge Positions [1]
Millstone	2,016	90%	70%
Dominion New England Coal	1,419	50%	0%
Dominion New England Oil	886	0%	0%
Manchester	432	0%	0%
Fairless	1,196	15%	20%
State Line	515	77%	76%
NedPower	132	38%	38%
Fowler Ridge	150	33%	33%

Total Non-Contracted Hedge Position [2]	6,746	48%	33%
Total Contracted [3]	2,451	100%	100%
Fuel Hedging & Power Pricing
Dominion New England Coal (Fuel) % Hedged		50%	0%
State Line Coal (Fuel) % Hedged		74%	74%
NEPOOL Baseload - Average Hedge Price ($/MWh) [4]		$54.36	$50.17
PJM Baseload - Average Hedge Price ($/MWh) [5]		$46.60	$35.32

Merchant Generation Capacity - Hedging & Pricing		2011	2012
EFOR Adjusted Capacity for Dominion New England & Millstone (MW)		4,820	4,686
Average Capacity Hedge Price ($/KW - month) [6]		$3.64	$3.07
EFOR Adjusted Capacity for Fairless (MW) [7]		1,171	1,167
Average Capacity Hedge Price ($/KW - month)		$4.07	$3.89
EFOR Adjusted Capacity for State Line (MW)		476	485
Average Capacity Hedge Price ($/KW - month)		$4.17	$1.67
EFOR Adjusted Capacity for NedPower (MW)		20	19
Average Capacity Hedge Price ($/KW - month)		$4.23	$1.67
EFOR Adjusted Capacity for Fowler Ridge (MW)		31	28
Average Capacity Hedge Price ($/KW - month)		$4.27	$1.64

1)	2011 hedge percentages are calculated based on the weighted-average of: 1) actual results which are considered to be 100% hedged, and 2) balance of year hedge percentages. Baseload units include the amount of available energy hedged. Non-baseload units include the capacity or “spark spread” hedged. Capacity shown represents only Dominion’s interest in facility. Assume capacity remains constant in all periods shown.
2)	Annual percentage calculations are capacity-weighted.
3)	Includes Kewaunee, Kincaid, Morgantown and Elwood Power Stations.
4)	NEPOOL Baseload includes Brayton Point, Millstone and Salem Harbor Power Stations.
5)	PJM Baseload includes State Line Power Station.
6)	The 2012 average capacity hedge price includes the FERC approved reliability payment for Salem Harbor.
7)	For the June 1, 2012 to December 31, 2012 period, Fairless RPM auction clearing price is based on Eastern MAAC LDA.
8)	For 2011, estimated annual NGL sales are 170 to 180 million gallons with 134 million gallons hedged at an average price of $1.34 per gallon.

For 2012, estimated annual NGL sales are 180 to 190 million gallons with 126 million gallons hedged at an average price of $1.30 per gallon.

Average hedge price is based on a basket of liquids products: propane (52%), normal butane (17%), iso-butane (10%) and natural gasoline (21%).

February 14, 2011	30

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

GAAP Reconciliation

Reconciliation of 2010 Consolidated Operating Earnings to Reported Earnings

Dominion Consolidated

Unaudited Summary of Operating Results

(millions, except per share amounts)

	Three Months Ended				Twelve Months Ended
	December 31, 2010				December 31, 2010
	Operating	Adjustments		GAAP	Operating	Adjustments		GAAP
Operating Revenue	$3,753	$(7	)(i)	$3,746	$15,165	$32	(a), (i)	$15,197

Operating Expenses
Electric fuel and other energy-related purchases	986	—		986	4,150	—		4,150
Purchased electric capacity	120	—		120	453	—		453
Purchased gas	500	—		500	2,045	5	(a)	2,050
Other operations and maintenance	983	32	(h)	1,015	3,164	560	(a), (b), (c), (h), (i)	3,724
Depreciation, depletion and amortization	261	—		261	1,055	—		1,055
Other taxes	128	(1	)(a)	127	521	11	(a), (b)	532

Total operating expenses	2,978	31		3,009	11,388	576		11,964

Gain on sale of Appalachian E&P operations	—	—		—	—	2,467	(a)	2,467

Income from operations	775	(38)		737	3,777	1,923		5,700

Other income (loss)	47	13	(d)	60	199	(30	)(d), (a)	169

Income including noncontrolling interests before interest and income taxes	822	(25)		797	3,976	1,893		5,869
Interest and related charges	232	—		232	832	—		832

Income including noncontrolling interests before income taxes	590	(25)		565	3,144	1,893		5,037
Income taxes	219	35	(e)	254	1,156	901	(e), (f)	2,057
Income from continuing operations including noncontrolling interests	371	(60)		311	1,988	992		2,980
Income (loss) from discontinued operations, net of tax	—	(8	)(g)	(8)	—	(155	)(g)	(155)
Noncontrolling interests	5	—		5	17	—		17

Earnings	$366	$(68)		$298	$1,971	$837		$2,808

Earnings Per Share - Diluted	$0.63	$(0.12)		$0.51	$3.34	$1.42		$4.76

Average shares outstanding, diluted	582.1			582.1	590.1			590.1

Items Excluded From Operating Earnings

(a)	Adjustment to exclude items resulting from the sale of the Appalachian E&P operations.
(b)	Adjustment to exclude charges related to the workforce reduction program.
(c)	Adjustment to exclude a charge resulting from the ceiling test performed for our gas and oil properties under the full cost method accounting.
(d)	Adjustment to exclude net gain/(loss) related to our investment in nuclear decommissioning trust funds.
(e)	Income tax effects for items excluded from operating results.
(f)	Adjustment to exclude charges related to health care legislation changes.
(g)	Adjustment to exclude income (loss) from Peoples discontinued operations.
(h)	Adjustment to exclude impairment charge related to our merchant generation facilities.
(i)	Adjustment to exclude other miscellaneous items at Virginia Power.

Note: Figures may not add due to rounding

February 14, 2011	31

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Reconciliation of 2009 Consolidated Operating Earnings to Reported Earnings

Dominion Consolidated

Unaudited Summary of Operating Results

(millions, except per share amounts)

	Three Months Ended				Year Ended
	December 31, 2009 [1]				December 31, 2009 [1]
	Operating	Adjustments		GAAP	Operating	Adjustments		GAAP
Operating Revenue	$3,617	$(441	)(j)	$3,176	$15,242	$(444	)(a), (j)	$14,798

Operating Expenses
Electric fuel and other energy-related purchases	945	129	(j)	1,074	4,155	130	(i), (j)	4,285
Purchased electric capacity	102	—		102	411	—		411
Purchased gas	561	—		561	2,200	—		2,200
Other operations and maintenance	937	143	(e), (j)	1,080	3,208	504	(b), (e), (h), (i), (j)	3,712
Depreciation, depletion and amortization	290	24	(c)	314	1,119	19	(c)	1,138
Other taxes	117	—		117	483	—		483

Total operating expenses	2,952	296		3,248	11,576	653		12,229

Income from operations	665	(737)		(72)	3,666	(1,097)		2,569

Other income	55	3	(d), (e)	58	221	(27	)(d), (e)	194

Income including noncontrolling interests before interest and income taxes	720	(734)		(14)	3,887	(1,124)		2,763
Interest and related charges	233	—		233	889	—		889

Income including noncontrolling interests before income taxes	487	(734)		(247)	2,998	(1,124)		1,874
Income taxes	108	(278	)(f)	(170)	1,039	(443	)(f)	596
Income from continuing operations including noncontrolling interests	379	(456)		(77)	1,959	(681)		1,278
Income (loss) from discontinued operations, net of tax	—	73	(g)	73	—	26	(g)	26
Noncontrolling interests	5	—		5	17	—		17

Earnings	$374	$(383)		$(9)	$1,942	$(655)		$1,287

Earnings Per Share - Diluted	$0.63	$(0.64)		$(0.01)	$3.27	$(1.10)		$2.17

Average shares outstanding, diluted	598.1			598.1	593.7			593.7

(a)	Adjustment to exclude contract charge related to Non-Appalachian E&P divestiture.
(b)	Adjustment to exclude a charge resulting from the ceiling test performed for our gas and oil properties under the full cost method accounting.
(c)	Adjustment to exclude the transactions related to the planned sale of Hope.
(d)	Adjustment to exclude net gain/(loss) related to our investment in nuclear decommissioning trust funds.
(e)	Adjustment to exclude impairment on equity method investment.
(f)	Income tax effect for items excluded from operating results.
(g)	Adjustment to exclude income (loss) from Peoples discontinued operations.
(h)	Adjustment to exclude a benefit due to a downward revision in the nuclear decommissioning asset retirement obligation for a power station that is no longer in service.
(i)	Adjustment to exclude charges related to other items.
(j)	Adjustments to exclude charges in connection with the settlement of Virginia Power’s 2009 rate case.

1)	Our 2009 income statements have been recast due to the reclassification of Peoples’ results to discontinued operations.

Note: Figures may not add due to rounding

February 14, 2011	32

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Reconciliation of 2010 Corporate and Other Operating Earnings to Reported Earnings

Corporate and Other

Unaudited Summary of Operating Results

(millions, except per share amounts)

	Three Months Ended				Twelve Months Ended
	December 31, 2010				December 31, 2010
	Operating	Adjustments		GAAP	Operating	Adjustments		GAAP
Operating Revenue	$177	$(7	)(i)	$170	$737	$32	(a), (i)	$769

Operating Expenses
Electric fuel and other energy-related purchases	—	—		—	—	—		—
Purchased electric capacity	—	—		—	—	—		—
Purchased gas	1	—		1	6	5	(a)	11
Other operations and maintenance	164	32	(h)	196	711	560	(a),(b), (c), (h), (i)	1,271
Depreciation, depletion and amortization	7	—		7	30	—		30
Other taxes	8	(1	)(a)	7	35	11	(a), (b)	46

Total operating expenses	180	31		211	782	576		1,358

Gain on sale of Appalachian E&P operations	—	—		—	—	2,467	(a)	2,467

Income from operations	(3)	(38)		(41)	(45)	1,923		1,878

Other income (loss)	19	13	(d)	32	102	(30	)(d), (a)	72

Income including noncontrolling interests before interest and income taxes	16	(25)		(9)	57	1,893		1,950
Interest and related charges	141	—		141	494	—		494

Income including noncontrolling interests before income taxes	(125)	(25)		(150)	(437)	1,893		1,456
Income taxes	(51)	35	(e)	(16)	(194)	901	(e), (f)	707
Income from continuing operations including noncontrolling interests	(74)	(60)		(134)	(243)	992		749
Income (loss) from discontinued operations, net of tax	—	(8	)(g)	(8)	—	(155	)(g)	(155)
Noncontrolling interests	—	—		—	—	—		—

Earnings (Loss) Contribution	$(74)	$(68)		$(142)	$(243)	$837		$594

Earnings Per Share	$(0.13)	$(0.12)		$(0.25)	$(0.41)	$1.42		$1.01

Average shares outstanding, diluted	582.1			582.1	590.1			590.1

Items Excluded From Operating Earnings

(a)	Adjustment to exclude items resulting from the sale of the Appalachian E&P operations.
(b)	Adjustment to exclude charges related to the workforce reduction program.
(c)	Adjustment to exclude a charge resulting from the ceiling test performed for our gas and oil properties under the full cost method accounting.
(d)	Adjustment to exclude net gain/(loss) related to our investment in nuclear decommissioning trust funds.
(e)	Income tax effects for items excluded from operating results.
(f)	Adjustment to exclude charges related to health care legislation changes.
(g)	Adjustment to exclude income (loss) from Peoples discontinued operations.
(h)	Adjustment to exclude impairment charges related to our merchant generation facilities.
(i)	Adjustment to exclude other miscellaneous items at Virginia Power.

Note: Figures may not add due to rounding

February 14, 2011	33

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Reconciliation of 2009 Corporate and Other Operating Earnings to Reported Earnings

Corporate and Other

Unaudited Summary of Operating Results

(millions, except per share amounts)

	Three Months Ended				Year Ended
	December 31, 2009 [1]				December 31, 2009 [1]
	Operating	Adjustments		GAAP	Operating	Adjustments		GAAP
Operating Revenue	$182	$(441	)(j)	$(259)	$683	$(444	)(a), (j)	$239

Operating Expenses
Electric fuel and other energy-related purchases	—	129	(j)	129	—	130	(i), (j)	130
Purchased electric capacity	—	—		—	—	—		—
Purchased gas	1	—		1	4	—		4
Other operations and maintenance	181	143	(e), (j)	324	681	504	(b), (e), (h), (i), (j)	1,185
Depreciation, depletion and amortization	8	24	(c)	32	29	19	(c)	48
Other taxes	6	—		6	30	—		30

Total operating expenses	196	296		492	744	653		1,397

Income from operations	(14)	(737)		(751)	(61)	(1,097)		(1,158)

Other income	39	3	(d), (e)	42	147	(27	)(d), (e)	120

Income including noncontrolling interests before interest and income taxes	25	(734)		(709)	86	(1,124)		(1,038)
Interest and related charges	145	—		145	533	—		533

Income including noncontrolling interests before income taxes	(120)	(734)		(854)	(447)	(1,124)		(1,571)
Income taxes	(74)	(278	)(f)	(352)	(207)	(443	)(f)	(650)
Income from continuing operations including noncontrolling interests	(46)	(456)		(502)	(240)	(681)		(921)
Income (loss) from discontinued operations, net of tax	—	73	(g)	73	—	26	(g)	26
Noncontrolling interests	—	—		—	—	—		—

Earnings (Loss) Contribution	$(46)	$(383)		$(429)	$(240)	$(655)		$(895)

Earnings Per Share	$(0.08)	$(0.64)		$(0.72)	$(0.41)	$(1.10)		$(1.51)

Average shares outstanding, diluted	598.1			598.1	593.7			593.7

(a)	Adjustment to exclude contract charge related to Non- Appalachian E&P divestiture.
(b)	Adjustment to exclude a charge resulting from the ceiling test performed for our gas and oil properties under the full cost method accounting.
(c)	Adjustment to exclude the transactions related to the planned sale of Hope.
(d)	Adjustment to exclude net gain/(loss) related to our investment in nuclear decommissioning trust funds.
(e)	Adjustment to exclude impairment on equity method investment.
(f)	Income tax effect for items excluded from operating results.
(g)	Adjustment to exclude income (loss) from Peoples discontinued operations.
(h)	Adjustment to exclude a benefit due to a downward revision in the nuclear decommissioning asset retirement obligation for a power station that is no longer in service.
(i)	Adjustment to exclude charges related to other items.
(j)	Adjustments to exclude charges in connection with the settlement of Virginia Power’s 2009 rate case.

1)	Our 2009 income statements have been recast due to the reclassification of Peoples’ results to discontinued operations.

Note: Figures may not add due to rounding

February 14, 2011	34

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Reconciliation of 2009 Operating Earnings to Reported Earnings

Dominion

Reconciliation of 2009 Operating to 2009 GAAP

Unaudited, Operating Segments

(millions, except per share amounts)

Description	2009 Operating	Adjustments		2009 GAAP
Dominion Virginia Power EBIT	$784			$784
Dominion Energy EBIT	949			949
Dominion Generation EBIT	2,185			2,185
Corporate and Other & Eliminations EBIT	(32)	(1,124	)(a),(b),(c),(d)	(1,156)
Total EBIT	$3,887	($1,124)		$2,763
Consolidated Interest	889			889
Consolidated Income Taxes	1,039	(443	)(e)	596
Noncontrolling Interests	17			17
Income (loss) from Discontinued Operations	0	26	(f)	26

Earnings	$1,942	($655)		$1,287
Average Diluted Shares Outstanding	593.7	593.7		593.7

Operating EPS	$3.27	—		—

Adjustments	—	($1.10)		—

Reported EPS	—	—		$2.17

Note: Totals may not add due to rounding

Items Excluded from Operating

(a)	Adjustment to exclude charges in connection with the settlement of Virginia Power’s 2009 rate case proceedings.
(b)	Adjustment to exclude a charge resulting from the ceiling test performed for our gas and oil properties under the full cost method accounting.
(c)	Adjustment to exclude a benefit due to a downward revision in the nuclear decommissioning asset retirement obligation for a power station unit that is no longer in service.
(d)	Adjustments to exclude net gains (losses) related to our investment in nuclear decommissioning trust funds and other miscellaneous items.
(e)	Income tax effect for items excluded from operating results.
(f)	Adjustments to exclude Peoples discontinued operations.

February 14, 2011	35

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Reconciliation of 2010 Operating Earnings to Reported Earnings

Dominion

Reconciliation of 2010 Operating to 2010 GAAP

Unaudited, Operating Segments

(millions, except per share amounts)

Description	2010 Operating	Adjustments		2010 GAAP
Dominion Virginia Power EBIT	$891			$891
Dominion Energy EBIT	862			862
Dominion Generation EBIT	2,256			2,256
Corporate and Other & Eliminations EBIT	(33)	1,893	(a),(b),(c),(d),(e)	1,860

Total EBIT	3,976	$1,893		5,869
Consolidated Interest	832	0		832
Consolidated Income Taxes	1,156	901	(f),(g)	2,057
Noncontrolling Interests	17	0		17
Income (loss) from Discontinued Operations	0	(155	)(h)	(155)

Earnings	$1,971	$837		$2,808
	590.1	590.1		590.1

Operating EPS	$3.34	—		—

Adjustments	—	$1.42		—

Reported EPS	—	—		$4.76

Note: Totals may not add due to rounding

Items Excluded from Operating

(a)	Adjustment to exclude net gain related to our investment in nuclear decommissioning trust funds.
(b)	Adjustment to exclude a net benefit resulting from the sale of our Appalachian E&P operations.
(c)	Adjustments to exclude severance pay and other benefits related to a workforce reduction program.
(d)	Adjustment to exclude an impairment charge related to electric utility SO2 emission allowances.
(e)	Adjustment to exclude impairment charges related to our merchant generation facilities and other miscellaneous items.
(f)	Income tax effect for the adjustments excluded from operating results.
(g)	Adjustment to exclude charges related to 2010 health care law changes that eliminated a tax deduction for a portion of certain retiree health care costs.
(h)	Adjustment to exclude Peoples discontinued operations.

February 14, 2011	36

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Reconciliation of 4Q09 Operating Earnings to Reported Earnings

Dominion

Reconciliation of 4Q09 Operating to 4Q09 GAAP

Unaudited, Operating Segments

(millions, except per share amounts)

Description	4Q09 Operating	Adjustments		4Q09 GAAP
Dominion Virginia Power EBIT	$189			$189
Dominion Energy EBIT	250			250
Dominion Generation EBIT	283			283
Corporate and Other & Eliminations EBIT	(2)	(734	)(a),(b)	(736)

Total EBIT	$720	($734)		($14)
Consolidated Interest	233			233
Consolidated Income Taxes	108	(278	)(c)	(170)
Noncontrolling Interests	5			5
Income (loss) from Discontinued Operations	0	73	(d)	73

Earnings	$374	($383)		($9)
Average Diluted Shares Outstanding	598.1	598.1		598.1

Operating EPS	$0.63	—		—

Adjustments	—	($0.64)		—

Reported EPS	—	—		($0.01)

Items Excluded from Operating Earnings

(a)	Adjustment to exclude charges in connection with the proposed settlement of Virginia Power’s 2009 rate case proceedings.
(b)	Adjustment to exclude net gains (losses) related to our investment in nuclear decommissioning trust funds and other miscellaneous items.
(c)	Income tax effect for the adjustments excluded from operating results.
(d)	Adjustment to exclude net income (loss) of Peoples discontinued operations.

Note: Figures may not add due to rounding

February 14, 2011	37

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Reconciliation of 4Q10 Operating Earnings to Reported Earnings

Dominion

Reconciliation of 4Q10 Operating to 4Q10 GAAP

Unaudited, Operating Segments

(millions, except per share amounts)

Description	4Q10 Operating	Adjustments		4Q10 GAAP
Dominion Virginia Power EBIT	$229			$229
Dominion Energy EBIT	220			220
Dominion Generation EBIT	375			375
Corporate and Other & Eliminations EBIT	(2)	(25	)(a),(b)	(27)

Total EBIT	822	($25)		797
Consolidated Interest	232			232
Consolidated Income Taxes	219	35	(c)	254
Noncontrolling Interests	5			5
Income (loss) from Discontinued Operations	0	(8	)(d)	(8)

Earnings	$366	($68)		$298
	582.1	582.1		582.1

Operating EPS	$0.63	—		—

Adjustments	—	($0.12)		—

Reported EPS	—	—		$0.51

Note: Totals may not add due to rounding

Items Excluded from Operating

(a)	Adjustment to exclude net gain related to our investment in nuclear decommissioning trust funds.
(b)	Adjustment to exclude an impairment charge related to one of our merchant generation facilities and other miscellaneous items.
(c)	Income tax effect for the adjustments excluded from operating results.
(d)	Adjustment to exclude Peoples discontinued operations.

February 14, 2011	38

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

2010 and 2011 Earnings Expectations

Earnings Per Share (diluted)

Reconciliation of measures prepared in accordance with Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

1Q 2010 Operating Earnings (actual):	$0.96
2Q 2010 Operating Earnings (actual):	$0.72
3Q 2010 Operating Earnings (actual):	$1.03
4Q 2010 Operating Earnings (actual):	$0.63
FY 2010 Operating Earnings (actual):	$3.34
1Q 2011 Operating Earnings (estimate):	$0.85 - $0.95
FY 2011 Operating Earnings (estimate):	$3.00 - $3.30
1Q 2010 Reported Earnings (actual):	$0.29
2Q 2010 Reported Earnings (actual):	$2.98
3Q 2010 Reported Earnings (actual):	$0.98
4Q 2010 Reported Earnings (actual):	$0.51
FY 2010 Reported Earnings (actual):	$4.76
1Q 2011 Reported Earnings (estimate):	See Note 1 below
FY 2011 Reported Earnings (estimate):	See Note 1 below

1.	In providing its first-quarter and full-year 2011 operating earnings guidance the company notes that there could be differences between expected reported earnings and estimated operating earnings for matters such as, but not limited to, divestitures or changes in accounting principles. At this time, Dominion management is not able to estimate the impact, if any, of these items on reported earnings. Accordingly, Dominion is not able to provide a corresponding GAAP equivalent for its operating earnings guidance.

Dominion uses operating earnings as the primary performance measurement of its earnings guidance and results for public communications with analysts and investors. Dominion also uses operating earnings internally for budgeting, for reporting to the board of directors, for the company’s incentive compensation plans and for its targeted dividend payouts and other purposes. Dominion management believes operating earnings provide a more meaningful representation of the company’s fundamental earnings power.

Dominion’s estimates of first-quarter and full-year 2011 earnings are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations may include factors that are beyond the company’s ability to control or estimate precisely, fluctuations in energy-related commodity prices, the timing of the closing dates of acquisitions or divestitures, estimates of future market conditions, access to and costs of capital, fluctuations in the value of our pension assets and assets held in our decommissioning trusts, the timing and receipt of regulatory approvals necessary for planned projects, acquisitions and divestitures, and the ability to complete planned construction or expansion projects as scheduled. Other factors include, but are not limited to, weather conditions, including the effects of hurricanes and major storms on operations, the behavior of other market participants, state and federal legislative and regulatory developments and changes to environmental and other laws and regulations, including those related to climate change, greenhouse gases and other emissions to which we are subject, economic conditions in the company’s service area, risks of operating businesses in regulated industries that are subject to changing regulatory structures, changes to regulated gas and electric rates collected by Dominion, changes to rating agency requirements and ratings, changing financial accounting standards, counter-party credit risks, risks related to energy trading and marketing, adverse outcomes in litigation matters, and other uncertainties. Other risk factors are detailed from time to time in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.

February 14, 2011	39

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Appendix

2010 Weather Variance

Dominion - Effect of weather compared to normal 1

Pre-tax Impact ($millions)
Description	1Q10	2Q10	3Q10	4Q10	FY2010
Gas Distribution [2]	$2.1	($2.8)	($0.1)	$2.5	$1.7
Electric Distribution [3]	13.1	17.2	20.3	8.6	$59.2
Electric Transmission [3]	0.2	0.3	0.5	0.2	$1.2
Utility Generation (VaP) [4]	26.7	38.9	51.9	16.6	$134.2

Earnings Impact (pre-tax)	$42.1	$53.6	$72.6	$27.9	$196.3

After-tax Impact ($millions)
Description	1Q10	2Q10	3Q10	4Q10	FY2010
Gas Distribution [2]	$1.3	($1.8)	$0.0	$1.6	$1.1
Electric Distribution [3]	7.9	10.5	12.4	5.2	$36.0
Electric Transmission [3]	0.2	0.3	0.3	0.2	$1.0
Utility Generation (VaP) [4]	16.5	24.2	32.2	10.3	$83.2

Earnings Impact (after-tax)	$25.9	$33.2	$44.9	$17.3	$121.3

Dominion - Effect of weather compared to prior period 1

Pre-tax Impact ($millions)
Description	1Q’10 v. ‘09	2Q’10 v. ‘09	3Q’10 v. ‘09	4Q’10 v. ‘09	FY ’10 v. ‘09
Gas Distribution [2]	($2.5)	($2.1)	$0.3	$2.2	($2.1)
Electric Distribution [3]	5.4	18.9	34.6	12.8	$71.7
Electric Transmission [3]	0.9	2.5	3.4	0.2	$7.0
Utility Generation (VaP) [4]	11.2	43.4	88.4	24.8	$167.8

Earnings Impact (pre-tax)	$15.0	$62.7	$126.7	$40.0	$244.4

After-tax Impact ($millions)
Description	1Q’10 v. ‘09	2Q’10 v. ‘09	3Q’10 v. ‘09	4Q’10 v. ‘09	FY ’10 v. ‘09
Gas Distribution [2]	($1.7)	($1.3)	$0.2	$1.4	($1.4)
Electric Distribution [3]	3.3	11.5	21.1	7.8	$43.7
Electric Transmission [3]	0.6	1.5	2.2	0.1	$4.4
Utility Generation (VaP) [4]	6.9	27.0	54.8	15.4	$104.1

Earnings Impact (after-tax)	$9.1	$38.7	$78.3	$24.7	$150.8

1)	The effects on earnings from differences in weather compared to normal and compared to prior period are measured using base rate revenue. This schedule does not reflect the O&M expenditures for restoring service associated with outages caused by major storms.
2)	Reported in the Dominion Energy segment. Includes Dominion East Ohio Gas Company and Hope Gas, Inc.
3)	Reported in the Dominion Virginia Power segment.
4)	Reported in the Dominion Generation segment.

Note: Figures may not add due to rounding

February 14, 2011	40

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

Supplemental Treasury Information

Dominion Liquidity Position

(All amounts in $ millions)

Description	12/31/2010
Total Committed Bank Lines	$3,500
Less:
Commercial Paper Outstanding	1,386
Letters of Credit Issued	136
Funded Loans	0

Total Available Capacity	$1,978
Cash & Short-Term Investments On Hand	62

Total Liquidity Available	$2,040

Committed bank lines consist of the following:

A $3.0 billion three-year revolving credit facility entered into by Dominion Resources, Inc. (“DRI”) and Virginia Electric and Power Company (“VEPCO”) in September 2010 which terminates in September 2013. This facility is available to DRI as well as VEPCO.

A $500 million on three-year revolving credit facility entered into by DRI and VEPCO in September 2010 which terminates in September 2013. This facility is available to DRI as well as VEPCO.

Additionally, there is a $120 million three-year revolving credit facility (not reflected in table above) entered into by VEPCO in September 2010, and which terminates in September 2013, which is dedicated to certain tax-exempt bond issuances by VEPCO.

Please refer to page 25 of this Earnings Release Kit for a Schedule of Debt Maturities.

February 14, 2011	41

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.

DOMINION – REVISED 4Q10 EARNINGS RELEASE KIT

List of Revised Schedules

The following Schedules, included in this Release Kit, have been revised to reflect the reversal of charges related to a reserve for potential rate credits at Virginia Power.

February 14, 2011	42

Please refer to the “Important Note to Investors” on page 3 of the REVISED 4Q10 Earnings Release

Kit for risks and uncertainties related to projections and forward-looking statements.